                          THIRD AMENDMENT TO LOAN AGREEMENT

    This amendment to Loan Agreement ("Third Amendment") is made as of March 6, 1998 by and among the following parties:

    Bank of America National Trust and Savings Association ("Bank of America" and "Lender")

    Bank of America National Trust and Savings Association, in its capacity as Agent ("Agent")

    Northwest Pipe Company, an Oregon corporation (a "Borrower")

    Thompson Pipe and Steel Company, a Colorado corporation (a "Borrower")

    Thompson Steel Pipe Company, a Delaware corporation (a "Borrower")

                                   R E C I T A L S

    The Borrowers, the Lender and the Agent are parties to that certain Loan Agreement dated as of October 20, 1997, as amended by that certain First Amendment to Loan Agreement dated as of October 20, 1997, and a Second Amendment to Loan Agreement dated as of November 26, 1997 as the same may be amended, modified or extended from time to time (the "Loan Agreement") and the related Loan Documents described therein.

    The Borrowers have requested that the Lender and Agent increase the Total Commitment, as defined in the Loan Agreement, provide their consent to certain acquisitions described in SECTION 6.6 as amended herein, and make certain other modifications to the Loan Documents.

    The Parties now wish to amend the Loan Documents to increase the Total Commitment, as defined therein, subject to the terms and conditions set forth herein.

    NOW, THEREFORE, the parties agree as follows:

                                  A G R E E M E N T

    1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement.

    2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is amended as follows:

        (a) AMENDMENT TO DEFINITIONS. In SECTION 1.1, amendments are made to the definitions, as follows:

             (1) APPLICABLE MARGIN. The definition of "Applicable Margin" is amended and restated to read as follows:

Page 1 - THIRD AMENDMENT TO LOAN AGREEMENT

    "Applicable Margin" means, with respect to Offshore Related Rate Loans, a margin determined as set forth below depending on the ratio of Funded Debt
    to EBITDA.   Adjustments, with respect to borrowings or selections of
    Applicable Interest Rates, will be effective the first day of the month after Agent has received financial information needed to determine the relevant ratio with respect to future selections or borrowings. However, if such information is not given to Agent within the time required by
    Section 5.9, Agent may, at its option, adjust the Applicable Margin for Offshore Related Rate upwards, if applicable, as of the first day of the month following the date by which such information should have been received. The Applicable Margin in effect on the date of this Third Amendment to Loan Agreement is .65 percent.

           RATIO AT END OF PRIOR                   APPLICABLE MARGIN FOR
              FISCAL QUARTER                    OFFSHORE RELATED RATE LOANS
               Less than 1.5:1                             .65%
          Equal to or greater than 1.5:1                   .75%
            Up to and including 2.25:1
               Greater than 2.25:1                        .875%
            Up to and including 3.00:1
               Greater than 3.00:1                       1.050%
            Up to and including 3.25:1

         For purposes of calculating this ratio, the EBITDA for the prior fiscal year for the "Acquisitions," as defined in SECTION 6.6 as amended herein, shall be included in the calculation. The Acquistions' EBITDA shall be incorporated on a decreasing pro-rata basis, with 100% of the Acquisitions' EBITDA included in the calculation for the first calendar quarter-end following closing of the Acquisitions, 75% included in the second quarter-end, 50% included in the third quarter-end, and 25% included in the fourth quarter-end. Beginning with the fifth quarter following the closing of the Acquisitions, the EBITDA for the Acquisitions' prior fiscal year shall no longer be incorporated in this calculation.

              (2) TOTAL COMMITMENT. The definition of "Total Commitment" is amended and restated to read as follows:

    "Total Commitment" means $55,000,000. However, Total Commitment will be reduced to $40,000,000 on the earliest of April 15, 1998, or the date that any Borrower receives the net proceeds from the currently anticipated private placement of notes in the amount of at least $20,000,000. Borrowers hereby consent to Bank of America's sale of at least $10,000,000 of the Loans and Commitment, consistent with SECTION
    11.7 of the Loan Agreement, within sixty (60) days of execution of this Third Amendment to Loan Agreement.

Page 2 - THIRD AMENDMENT TO LOAN AGREEMENT

        (3) UNUSED COMMITMENT FEE RATE. The definition of "Unused Commitment Fee Rate" is amended and restated to read as follows:

    "UNUSED COMMITMENT FEE RATE" means an annual rate determined as set forth below depending upon the ratio of Funded Debt to EBITDA. The adjustment will be effective the first day of the month after Agent has received information needed to determine the relevant ratio. However, if such information is not given to Agent within the time required by Section 5.9, Agent may, at its option, adjust the Annual Unused Commitment Fee Rate upwards, if applicable, as of the first day of the month following the date by which such information should have been received. The Unused Commitment Fee Rate in effect upon the date of this Third Amendment to Loan Agreement is .175 percent.

         RATIO AT END OF PRIOR                        ANNUAL UNUSED
             FISCAL QUARTER                        COMMITMENT FEE RATE
              Less than 1.5:1                             .175%
     Equal to or greater than 1.5:1                       .200%
       Up to and including 2.25:1
            Greater than 2.25:1                           .225%
       Up to and including 3.00:1
            Greater than 3.00:1                           .250%
       Up to and including 3.25:1

         For purposes of calculating this ratio, the EBITDA for the prior fiscal year for the "Acquisitions," as defined in SECTION 6.6 as amended herein, shall be included in the calculation. The Acquistions' EBITDA shall be incorporated on a decreasing pro-rata basis, with 100% of the Acquisitions' EBITDA included in the calculation for the first calendar quarter-end following closing of the Acquisitions, 75% included in the second quarter-end, 50% included in the third quarter-end, and 25% included in the fourth quarter-end. Beginning with the fifth quarter following the closing of the Acquisitions, the EBITDA for the Acquisitions' prior fiscal year shall no longer be incorporated in this calculation.

         (b) AMENDMENTS TO SECTION 2.9 FEES. SECTION 2.9 is hereby amended to add subsection (c) as follows:

         (c) Borrowers agree to pay Bank of America, the sole Lender on the date of this Third Amendment to Loan Agreement, a fee of $21,250, representing 0.075% of the permanent $15,000,000 increase in the Total Commitment amount and a $10,000 fee for the bridge commitment of $15,000.000.

         (c)  AMENDMENTS TO SECTION 5.12 MINIMUM DEBT SERVICE COVERAGE RATIO.
SECTION 5.12 is hereby amended and restated as follows:

Page 3 - THIRD AMENDMENT TO LOAN AGREEMENT

              Borrowers, and their Subsidiaries, on a consolidated basis, shall maintain a minimum debt service coverage ratio of not less than 2.0:1.
    The minimum debt service coverage ratio will be computed by dividing:

                   (a)  EBITDA, less

                   (b)  income taxes paid in cash,

                   (c)  less dividends paid in cash

              by the sum of:

                   (a)  current portion of long term debt, plus

                   (b)  interest expense, plus

                   (c)  current portion of capital leases

              The minimum debt service coverage ratio will be based upon the then ended fiscal quarter plus the preceding three fiscal quarters. The current portion of long term debt, including the current portion of capital leases, will be measured as of the last day of the preceding fiscal year.

             For purposes of calculating this covenant, the EBITDA for the prior fiscal year for the "Acquisitions," as defined in SECTION 6.6 as amended herein, shall be included in the calculation. The Acquistions' EBITDA shall be incorporated on a decreasing pro-rata basis, with 100% of the Acquisitions' EBITDA included in the calculation for the first calendar quarter-end following closing of the Acquisitions, 75% included in the second quarter-end, 50% included in the third quarter-end, and 25% included in the fourth quarter-end. Beginning with the fifth quarter following the closing of the Acquisitions, the EBITDA for the Acquisitions' prior fiscal year shall no longer be incorporated in this calculation.

    (d)  AMENDMENTS TO SECTION 5.13 MINIMUM FUNDED DEBT TO EBITDA. SECTION
5.13 is hereby amended and restated as follows:

              Borrowers and their Subsidiaries, on a consolidated basis, shall maintain for each period of four consecutive fiscal quarters a ratio of Funded Debt to EBITDA of no greater than:

              PERIOD                                     RATIO
From the date of this Agreement through, and             3.25:1
including the four fiscal quarters ending
March 31, 1999
For the four consecutive fiscal quarters                 3.00:1
ending June 30, 1999, and continuing
through March 21, 2000
For the four consecutive fiscal quarters                 2.75:1
ending June 30, 2000 and thereafter

     For purposes of calculating this covenant, the EBITDA for the prior fiscal year for the "Acquisitions," as defined in SECTION 6.6 as amended herein, shall be


Page 4 - THIRD AMENDMENT TO LOAN AGREEMENT included in the calculation. The Acquistions' EBITDA shall be incorporated on a decreasing pro-rata basis, with 100% of the Acquisitions' EBITDA included in the calculation for the first calendar quarter-end following closing of the Acquisitions, 75% included in the second quarter-end, 50% included in the third quarter-end, and 25% included in the fourth quarter-end. Beginning with the fifth quarter following the closing of the Acquisitions, the EBITDA for the Acquisitions' prior fiscal year shall no longer be incorporated in this calculation.

     (e)  AMENDMENTS TO SECTION 5.14 MINIMUM TANGIBLE NET WORTH. SECTION
5.14 is hereby amended and restated as follows:

         Borrowers, and their Subsidiaries, on a consolidated basis shall have a minimum Tangible Net Worth equal to or greater than the sum of:

         (a)  $41,000,000, plus

         (b) 70% of the cumulative Net Income of Borrowers and their Subsidiaries for all fiscal quarters ending after December 31, 1997 in which such Net Income was greater than zero, plus

         (c) 90% of the amount by which the shareholders' equity of Borrowers and their Subsidiaries has increased after December 31, 1997 solely as a result of the issuance of common or preferred stock or the conversion of debt securities into such stock

         (f) AMENDMENTS TO SECTION 6.1 RESTRICTION ON BORROWINGS, CAPITAL LEASES AND CONTRACT PURCHASES. SECTION 6.1 is hereby amended and restated as follows:

     Borrowers shall not and shall not permit any Subsidiary to borrow money, enter into capital leases or enter into contracts to purchase any item on deferred payments in any fiscal year if the total of such borrowings, leases and contracts exceeds 3.5% of Borrowers' Tangible Net Worth in existence at the end of Borrowers' prior fiscal year. This restriction shall not apply to the issuance by Northwest Pipe Company of up to $65,000,000 in private placement notes or to the Loans, or the Letters of Credit described in Articles 9 and 10. (The limitation on the issuance of private placement notes shall apply to the aggregate of all such notes issued since October 20, 1997.)

          (g)  AMENDMENTS TO SECTION 6.6 RESTRICTION ON ACQUISITIONS. SECTION
6.6 is hereby amended and restated as follows:

     Borrowers shall not and shall not permit any Subsidiary to acquire any business without Agent's prior review and consent if the total of all business acquisitions in any one fiscal year exceeds 10% of Tangible Net Worth as of the end of the prior fiscal year. For purposes of the 10% limitation above, acquisitions

Page 5 - THIRD AMENDMENT TO LOAN AGREEMENT accomplished by merger shall be valued at the fair value of all consideration given, including, without limitation, cash, notes, assumption of debt and stock. In addition, Borrowers shall not and shall not permit any Subsidiary to acquire any business if such acquisition is not approved by the board of directors of the company owning such business or is deemed by Agent to involve a hostile takeover. Agent hereby consents to the acquisition of (i) Southwestern Pipe, Inc. and P&H Tube Corporation, and
     (ii) certain assets comprising the Parkersburg Plant from L.B. Foster Company (together, the "Acquisitions").

          (h) AMENDMENTS TO SECTION 9.2 MANNER OF REQUESTING LETTERS OF CREDIT. SECTION 9.2(b) is hereby amended and restated as follows:

              (b) Borrowers shall pay Agent for the account of Lenders such letter of credit fees calculated and payable in accordance with Agent's normal and customary practices for commercial letters of credit and shall pay 9/10ths of 1% per annum of the face amount of any Standby Letter of Credit. The letter of credit fees shall be paid on issuance and annually thereafter. Each letter of credit requested hereunder shall be in a face amount such that after issuance of such letter of credit, the Total Utilization will not exceed the Total Revolving Loan Commitment. In addition, after such issuance, the Total Letter of Credit Usage must not exceed $6,000,000. Each Letter of Credit requested shall be issued with a maximum maturity of one year and shall have an expiration date not later than one year after the Revolving Loan Maturity Date. The maturity date for each Standby Letter of Credit may be automatically extended each year for an additional year unless the Agent gives Borrowers 45 days written notice to the contrary.

    3. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

         (a) DELIVERY OF AMENDMENT. The Borrowers, the Agent and the Lender shall have executed and delivered counterparts of this Amendment to the Agent;

         (b) REIMBURSEMENT FOR EXPENSES. The Borrowers shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Loan Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

         (c) CORPORATE AUTHORITY. The Agent shall have received in form and substance reasonably satisfactory to it (1) a copy of resolutions adopted by the Boards of Directors of the Borrowers authorizing the execution, delivery and performance of this Amendment, certified by the Secretaries of the Borrowers;
(2) evidence of the authority and specimen signatures of the persons who have signed the Amendment Documents on behalf of the Borrowers; and (3) such

Page 6 - THIRD AMENDMENT TO LOAN AGREEMENT other evidence of corporate authority as the Agent or any Lender shall request;

         (d) LEGAL OPINION. The Agent shall have received the written legal opinion of Ater Wynne Hewitt Dodson & Skerritt, LLP, counsel for the Borrowers, addressed to the Agent and the Lender, dated as of the date hereof opining that
(1) the Borrowers are duly incorporated, validly existing, and in good standing under the state law of their respective states of organization, (2) the execution and delivery of the Amendment has been duly authorized by the Borrowers, (3) the Amendment when duly executed and delivered by the Borrowers will constitute a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms, and the Loan Agreement as amended hereby will constitute a legal, valid, binding obligation of the Borrowers enforceable in accordance with its terms, and (4) the execution and delivery of the Amendment by the Borrowers will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the Articles of Incorporation or Bylaws of the borrowers or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which the Borrowers or any of their properties may be bound or affected, or violate any law or any order, rule, or regulation binding on the Borrowers;

         (e) REPRESENTATIONS TRUE; NO DEFAULT. The representations of the Borrowers as set forth in ARTICLE 4 of the Loan Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of the Amendment.

         (f) OTHER DOCUMENTS. The Agent and the Lender shall have received such other documents, instruments, and undertakings as the Agent and the Lender may reasonably request.

     4. NO FURTHER AMENDMENT. Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, the Borrower expressly reaffirms and ratifies its obligation to pay or reimburse the Agent and the Lender on request for all reasonable expenses, including legal fees, actually incurred by the Agent or such Lender in connection with the preparation of this Amendment, the other Amendment Documents, and the closing of the transactions contemplated hereby and thereby.

     5.   MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.


Page 7 - THIRD AMENDMENT TO LOAN AGREEMENT

         (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

          (c) GOVERNING LAW. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

          (d)  CERTAIN AGREEMENTS NOT ENFORCEABLE.


      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

   EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

               BORROWERS:          NORTHWEST PIPE COMPANY



                                   By:
                                       -----------------------------------
                                   Its:
                                       -----------------------------------

                                        Address:  12005 N. Burgard
                                                  Portland, OR  97203
                                                  Fax No. (503) 240-6615


                                   THOMPSON PIPE AND STEEL COMPANY

                                   By:
                                        -----------------------------------
                                   Its:
                                        -----------------------------------

                                        Address:  12005 N. Burgard
                                                  Portland, OR  97203
                                                  Fax No. (503) 240-6615


                                   THOMPSON STEEL PIPE COMPANY


Page 8 - THIRD AMENDMENT TO LOAN AGREEMENT

                                   By:
                                       -----------------------------------
                                   Its:
                                        -----------------------------------

                                        Address:  12005 N. Burgard
                                                  Portland, OR  97203
                                                  Fax No. (503) 240-6615




               LENDER:             BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION


                                    By:
                                        -----------------------------------
                                    Its:
                                        -----------------------------------

                                         Address:  Commercial Banking
                                                   121 S.W. Morrison Street
                                                   Suite 1700
                                                   Portland, OR  97204
                                                   Fax No. (503) 275-1391
                                                   Attn:  Robert L. Countryman


                AGENT:              BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION


                                    By:
                                       -----------------------------------
                                   Its:
                                       -----------------------------------
                                        Address:  Agency Services
                                                  701 Fifth Avenue, Floor 16
                                                  Seattle, WA  98104
                                                  Fax No. (206) 358-0971
                                                  Attn:  Dora A. Brown


Page 9 - THIRD AMENDMENT TO LOAN AGREEMENT